Exhibit 10.6

FIRST AMENDMENT TO CONSULTING AGREEMENT

THIS First AMENDMENT TO CONSULTING AGREEMENT (the “First Amendment”) is made as of September 19, 2022 by and between Two Trees Beverage Company (the “Client”) and Joe Ragazzo (the “Consultant”), each of whom may be referred to herein as a “Party” and together as “Parties”.

BACKGROUND

WHEREAS, On ________________, 2022, the Parties executed that certain consulting agreement (the “Consulting Agreement”); and

WHEREAS, the Parties wish to amend the Consulting Agreement;

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do hereby agree as follows:

1. Recitals. The recitals set forth above are incorporated herein by reference. The use of any capitalized term not otherwise defined herein shall have the meaning ascribed thereto in the Consulting Agreement.

2. Amendments.

a. Section 7 and Section 8 of the Consulting Agreement is hereby deleted in its entirety and replaced with the following:

“COMPENSATION.

7. The Consultant will charge the Client for the Service as follows (the “Compensation”):

a. The Client will pay the Consultant 120,000 stock options in total, with 20,000 options issued each month. Such stock options shall be issued pursuant to the company’s 2021 Incentive Equity Plan. The options are “non-qualified” for ERISA and tax purposes. Issuance is subject to board approval.

8. Invoices submitted by the Consultant to the Client are due within 30 days.”

3. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but one and the same instrument. Facsimile, email or electronic signatures shall be deemed originals.

[Signature page follows]

IN WI1NESS WHEREOF, the undersigned have executed this First Amendment in their respective capacities set forth below as of the date first set forth above.

CLIENT:		CONSULTANT:

TWO TREES BEVERAGE COMPANY		Joe Ragazzo

By:	James P. Cassidy	By:	/s/ Joe Ragazzo
Name:	James P. Cassidy	Name:	Joe Ragazzo
Title:	Chairman
Date: 9/19/2022		Date: 9/19/22